Other Income and Expenses, Net - Other Income and Expenses, Net (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Other Income and Expenses [Abstract]
Research and development funding	$ 65	$ 94	$ 144
Phase-out and start-up costs	(8)	(2)	(5)
Exchange gain, net	4	5	2
Patent costs, net of reversal of unused provisions	(9)	(5)	3
Gain on sale of businesses and non-current assets	4	2	18
Other, net	(1)	5	2
Total	$ 55	$ 99	$ 164